SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  May 10, 2007 (May 4, 2007)

ENTERPRISE BANCORP, INC.

(exact name of registrant as specified in charter)

Massachusetts	0-21021	04-3308902
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

222 Merrimack Street
Lowell, Massachusetts		01852
(address of principal executive offices)		(Zip Code)

(978) 459-9000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Compensatory Arrangements of Certain Officers

Enterprise Bancorp, Inc. (the “Company”) has adopted an Employee Incentive Compensation Plan (the “Plan”) for the employees of its wholly owned subsidiary, Enterprise Bank and Trust Company (the “Bank”).  The Plan was formally extended to those officers listed in the summary compensation table included in the Company’s 2007 proxy statement (the “Named Executive Officers”) on May 4, 2007.

The Plan is designed to motivate and reward employees for achieving and exceeding specified bank-wide, group and individual performance objectives.  Under the Plan, an individual’s annual incentive cash bonus is based on the individual’s contributions to performance as measured by selected financial results and ratios applicable to the individual’s designated group within the Bank and the individual’s personal performance evaluation.  The annual incentive cash bonuses payable under the Plan are in addition to any other compensation and benefits payable under any other plans, agreements or other arrangements that the Company or Bank may have with or maintain for any employees.

All of the Named Executive Officers are included within the same group under the Plan and the methodology used for calculating individual annual incentive cash bonuses under the Plan is the same for all Named Executive Officers.  Depending upon the Company’s achievement of specified levels of performance as determined by reference to the financial performance criteria specified under the Plan, each of the Named Executive Officers is eligible to receive an annual incentive cash bonus, subject to adjustment up or down based on the Named Executive Officer’s individual performance evaluation.  For any given year, however, the total bonus amount that is payable to the group in which the Named Executive Officers are included under the Plan may not exceed the aggregate amount payable to the group as a whole, as determined before any adjustment up or down of the bonus amount payable to any of the individuals in the group.

There is no minimum bonus amount that is payable to employees, including the named Executive Officers, under the Plan.

A copy of the Plan, excluding the Appendices to the Plan and other confidential information contained in the Plan, which have been submitted separately on a confidential basis to the Securities and Exchange Commission, is included as Exhibit 10.48 to this report.

Item 9.01.	Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	The following exhibits are included with this report:

	Exhibit 10.48	Enterprise Bank Employee Incentive Compensation Plan, excluding appendices and certain other confidential information (as applicable to Named Executive Officers, supersedes Enterprise Bancorp, Inc. 2006 Executive Officer Supplemental Bonus Plan)

[Remainder of Page Intentionally Blank]

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE BANCORP, INC.

Date: May 10, 2007	By:	/s/ James A. Marcotte
James A. Marcotte
Executive Vice President, Treasurer
and Chief Financial Officer